Confidential Treatment requested by ASA Holdings, Inc., File No. 333-13701

                                 EXHIBIT 10(c)

                    Confidential treatment has been applied
                    for with respect to certain provisions
                    of this Exhibit, which provisions have
                    been omitted from this Exhibit, marked
                    with an asterisk [*] and filed separately
                    with the SEC
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                 AMENDMENT TO THE DELTA CONNECTION AGREEMENT


         This Amendment ("Amendment"), dated this 17th day of December, 1987, amends the Delta Connection Agreement dated July 1, 1986, ("Agreement") between Delta Air Lines, Inc. ("Delta"), whose principal office is located at Hartsfield Atlanta International Airport, Atlanta, Georgia 30320 and Atlantic Southeast Airlines, Inc. ("ASA") whose principal office is located at 1688 Phoenix Parkway, College Park, Georgia 30349.

         WHEREAS, Delta and ASA have entered into a Delta Connection Agreement and now wish to amend that Agreement;

         NOW, THEREFORE, Delta and ASA agree as follows:

         1. This Amendment amends the above-referenced Agreement and, except as expressly modified hereby, the Agreement shall remain in full force and effect and shall govern the performance, obligations and remedies of the parties.

         2.      The following provision is added as Article 3(C)(1) of the
                 Agreement:

                 In a flight operated by Delta is shown on any leg in the itinerary of any traffic document issued and sold at any ASA
                 office, Delta will reimburse ASA for [*                 ]
                 associated with such traffic documents and tickets; provided,
                 ASA has conformed with Delta's [*                         ]
                 ASA hereby assigns to Delta its rights to recover any
                 amounts due based on the [*              ] described herein,
                 once it has [*                             ], and authorizes
                 Delta to take whatever actions it may deem necessary to recover the monies owed.



         IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.


ATLANTIC SOUTHEAST AIRLINES, INC.        DELTA AIR LINES, INC.



By:    /s/ John W. Beiser                By: /s/ W. Whitley Hawkins
       ---------------------                 ----------------------
       Senior Vice President                 W. Whitney Hawkins
Title: Sales and Service                     Senior Vice President
       ---------------------                 Marketing